UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 10, 2016

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

__(717) 733-4181__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENB FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2016, ENB Financial Corp (the "Company") held its 2016 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 2,849,758 shares of the Company's common stock were entitled to vote as of March 11, 2016, the record date for the Annual Meeting. There were 2,056,589 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of such proposals.

Proposal No. 1 – Election of Class A Directors

The shareholders voted to elect three (3) Class A directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Aaron L. Groff, Jr.	2,046,902	9,687	0
Brian K. Reed	2,051,659	4,930	0
Paul M. Zimmerman, Jr.	2,051,765	4,824	0

Proposal No. 2 – To approve and adopt an amendment to Article 7 of the Corporation’s Articles of Incorporation to eliminate cumulative voting in the election of directors:

The shareholders voted to approve an amendment to the Company’s articles of incorporation that the holders of the Company’s common stock shall have one vote per share and shall not be entitled to cumulate their votes in the election of directors.

For	Against	Abstain

1,950,108	85,799	20,682

ENB FINANCIAL CORP

Proposal No. 3 – A non-binding vote on the resolution to approve the compensation of named executive officers:

The shareholders voted to approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2015 Summary Compensation Table and the other related tables and narrative discussion contained in the Proxy Statement. The results of the vote were as follows:

For	Against	Abstain

2,003,182	31,295	22,112

Item 7.01	Regulation FD Disclosure

On May 10, 2016, Aaron L. Groff, Jr., Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 11, 2016	/s/ Scott E. Lied
Scott E. Lied
Treasurer
(Principal Financial Officer)

ENB FINANCIAL CORP

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.

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